EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-Q for the quarter ended December 31, 2022 of U-Haul Holding Company (the “Company”), as filed with the Securities and Exchange Commission on February 8, 2022 (the “Report”), I, Jason A. Berg, Chief Financial Officer of the Company, certify, to the best of my knowledge and belief, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

U-Haul Holding Company
a Nevada corporation

/s/ Jason A. Berg

Jason A. Berg
Date: February 8, 2023	Chief Financial Officer